CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	August 31, 2019

SECURITY	SHARES/ UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 109.9%
Crude/Refined Products Pipelines - 3.0%
BP Midstream Partners LP	1,071,400	$15,921,004
Shell Midstream Partners LP	253,200	4,863,972

Total Crude/Refined Products Pipelines		20,784,976

Diversified Energy Infrastructure - 42.7%
Energy Transfer LP	6,382,912	86,871,432
Enterprise Products Partners LP	3,361,747	95,843,407
Genesis Energy LP	2,652,650	55,015,961
Plains All American Pipeline LP	1,487,571	31,878,647
Plains GP Holdings LP, Class A Shares	1,182,965	25,930,593

Total Diversified Energy Infrastructure		295,540,040

Gathering/Processing - 19.0%
CNX Midstream Partners LP	1,085,100	15,354,165
DCP Midstream LP	1,017,576	24,788,151
Enable Midstream Partners LP	2,067,075	26,045,145
EQM Midstream Partners LP	292,920	8,866,689
Noble Midstream Partners LP	349,640	8,506,741
Rattler Midstream LP	675,000	12,359,250	*
Summit Midstream Partners LP	382,680	1,844,518
Western Midstream Partners LP	1,460,456	33,648,906

Total Gathering/Processing		131,413,565

General Partner - 5.5%
Tallgrass Energy LP, Class A Shares	1,934,210	37,871,832

Global Infrastructure - 4.0%
Brookfield Infrastructure Partners LP	581,950	27,351,650

Liquids Transportation & Storage - 15.8%
Delek Logistics Partners LP	293,030	8,626,803
Global Partners LP	173,670	3,268,469
Holly Energy Partners LP	513,232	13,831,602
Magellan Midstream Partners LP	775,410	51,704,339
NuStar Energy LP	503,470	13,835,356
PBF Logistics LP	855,580	17,796,064

Total Liquids Transportation & Storage		109,062,633

Natural Gas Transportation & Storage - 9.2%
Cheniere Energy Partners LP	778,300	34,112,889
TC PipeLines LP	755,630	29,582,914

Total Natural Gas Transportation & Storage		63,695,803

See Notes to Schedule of Investments.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2019

SECURITY		SHARES/ UNITS	VALUE
Oil, Gas & Consumable Fuels - 3.7%
Enviva Partners LP		665,000	$21,073,850
Green Plains Partners LP		330,000	4,266,900

Total Oil, Gas & Consumable Fuels			25,340,750

Oil/Refined Products - 5.9%
MPLX LP		1,464,961	40,887,062

Propane - 1.1%
Suburban Propane Partners LP		320,060	7,463,799

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $755,474,686)			759,412,110

		SHARES
COMMON STOCKS - 41.1%
ENERGY - 39.4%
Oil, Gas & Consumable Fuels - 39.4%
Antero Midstream Corp.		756,886	5,381,460
Enbridge Inc.		1,508,849	50,486,088
Kinder Morgan Inc.		2,603,000	52,762,810
ONEOK Inc.		816,279	58,184,367
SemGroup Corp., Class A Shares		977,974	8,645,290
Targa Resources Corp.		1,017,353	36,746,790
TC Energy Corp.		221,000	11,324,040
Williams Cos. Inc.		2,069,675	48,844,330

TOTAL ENERGY			272,375,175

INDUSTRIALS - 1.7%
Transportation Infrastructure - 1.7%
Macquarie Infrastructure Corp.		318,880	12,060,041

TOTAL COMMON STOCKS (Cost - $302,661,962)			284,435,216

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,058,136,648)			1,043,847,326

	RATE
SHORT-TERM INVESTMENTS - 0.5%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $3,401,983)	1.915%	3,401,983	3,401,983

TOTAL INVESTMENTS** - 151.5% (Cost - $1,061,538,631)			1,047,249,309
Mandatory Redeemable Preferred Stock, at Liquidation Value - (7.0)%			(48,000,000)
Liabilities in Excess of Other Assets - (44.5)%			(307,949,724)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$691,299,585

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

See Notes to Schedule of Investments.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2019

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) was incorporated in Mary-land on April 5, 2011 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its objective by investing primarily in energy midstream entities. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations (the 80% policy). For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been

Notes to Schedule of Investments (unaudited) (continued)

obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$759,412,110	—	—	$759,412,110
Common Stocks	284,435,216	—	—	284,435,216

Total Long-Term Investments	1,043,847,326	—	—	1,043,847,326

Short-Term Investments†	3,401,983	—	—	3,401,983

Total Investments	$1,047,249,309	—	—	$1,047,249,309

†	See Schedule of Investments for additional detailed categorizations.

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